Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE
PAGE 1 OF PAGES 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00001	See Block 16C		

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

MARINUS PHARMACEUTICALS INC 1564975
Attn: MICHAEL MCNAMARA
MARINUS PHARMACEUTICALS, INC.
100 MATSONFORD RD STE 304
RADNOR PA 190874558

CODE 1564975 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50120C00159

10B. DATED (SEE ITEM 13) 09/08/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR Part 43.103(a) - Bilateral Modifications.

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 20-0198082
DUNS Number: 141007232
The purpose of this modification is to change the Period of Performance for Base Year CLIN 00001

FROM: 9/15/2020 to 9/1/2022
TO: 9/15/2020 to 12/31/2023

Accordingly, Article B.2. is modified herein.
Period of Performance: 09/15/2020 to 12/31/2023

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		JILL M. JOHNSON	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Debra Mohollen (Signature of person authorized to sign)	03/29/2022	/s/ Jill M. Johnson (Signature of Contracting Officer)	03/29/2022

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Beginning with the effective date of this modification, the contract is modified as follows: 1. B.2 BASE PERIOD Clinical Trial; Pre-CONTRACTOR’S STATEMENT OF RELEASE IN CONSIDERATION OF THE MODIFICATION(S) AGREED TO HEREIN, BY SIGNING THIS MODIFICATION, THE CONTRACTOR HEREBY RELEASES THE GOVERNMENT FORM ANY AND ALL LIABILITY UNDER THE CONTRACT FOR FURTHER EQUITABLE ADJUSTMENTS ATTRIBUTABLE TO SUCH FACTS OR CIRCUMSTANCES GIVING RISE TO THIS MODIFICATION TO EXTEND THE PERIOD OF PERFORMANCE OF CLIN 0001. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. END OF MODIFICATION NO. P00001 CLIN Period of Performance Supplies/Services Government Share Contractor Share Total Estimated Cost 0001 9/15/2020 to 12/31/2023 Pre-clinical Efficacy in a nerve agent model; Phase 3 NDA Meeting $21,338,880 (52%) $19,455,822 (48%) $40,794,702 Contract No. 75A50120C00159 Modification No. P00001 Continuation Sheet Block 14 Page 2 of 2